AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT


         AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT ("Amendment No. 1") dated as of November 19, 1996 by and among Affinity Entertainment, Inc., a Delaware corporation ("Buyer"), Tradewinds Television, LLC, a California limited liability company ("TW"), and Royeric Pack, an individual ("Pack" and together with TW, the "Sellers").

         WHEREAS, Buyer and Sellers are parties to an Asset Purchase Agreement dated as of October 3, 1996 (the "Agreement"), pursuant to which Sellers would sell to Buyer certain assets and contract rights representing the film and television interests directly or indirectly owned and controlled by Sellers; and

         WHEREAS, Buyer and Sellers desire to amend certain provisions of the Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Section 1.1 of the  Agreement  is amended by deleting the  following
definitions:   "Investment   Letter,"   "Registration   Rights  Agreement,"  and
"Securities Act."

         2. Section 6.1 of the Agreement is amended by adding the following sentence at the end thereof:

               "Sellers shall make immediately available for inspection by Buyer and its representatives the foregoing books, records and other documents."

         3. Section 6.2(a) of the Agreement is amended by (i) adding a new subparagraph (v) thereof to read as follows, and (ii) relettering existing subparagraph (v) thereof as subparagraph (vi) thereof:

               "(v) pay or cause to be paid any bills or other obligations or indebtedness of TW. In this regard, subject to immediately providing substantiating documentation to Buyer, Sellers, as soon as reasonably practicable, shall be permitted to pay off up to $20,000 in American Express Card bills and up to $14,000 in legal fees to Long, Aldridge and Norman; or"

         4. Section 6.2 of the Agreement is amended by adding a new subparagraph
(c) to read as follows:

               "(c) From the date of this Amendment No. 1 through the earlier of the Closing Date and the date on which this

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               Agreement is  terminated  in  accordance  with Article 8, Sellers agree to cooperate fully with any designee of Buyer (initially, Peter Newgard) as to all business decisions relating to TW, and Pack, if requested by Buyer, shall meet with such designee daily with respect thereto. Such designee shall have complete authority to act on behalf of TW and to speak and otherwise deal directly with anyone doing business with TW, and Sellers agree to facilitate same, including, if requested by Buyer, by promptly advising any such third parties in writing of the authority of such designee."

         5. Section 6.8 of the Agreement is amended in its entirety to read as follows:

               "Subject to the Closing, Buyer shall make a $200,000 cash payment to Pack at the Closing (subject to reduction and offset on a dollar for dollar basis in the event that (i) Buyer, in its sole discretion, prepays any portion of such fee prior to Closing, which prepayment will be documented and approved by TW, or (ii) Sellers violate 6.2(a)(v) of the Agreement, or (iii) any expenses paid out of TW bank accounts from September 1, 1996 until the date of this Amendment No. 1 were other than legitimate expenses of TW)."

         6. Section 7.1 of the Agreement is amended by adding a new subparagraph
(d) to read as follows:

               "(d) Releases. The parties shall have provided each other with mutual releases of any claims, except as arising out of this Agreement, and Sellers shall cause AMG to provide Buyer with a release of any claims AMG may have against Buyer."

         7. Section 7.2(g) of the Agreement is amended in its entirety to read as follows:

               "(g) AMG Release. Buyer shall have obtained a release or releases with regard to the indebtedness owed by TW to AMG and any other claims AMG may have or assert against the assets of TW, on such terms and conditions and in exchange for such payment and other consideration (but in no event to exceed $275,000) as Buyer shall determine in its sole discretion, including such approvals or orders from the court having jurisdiction over AMG."

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

         8. Section 7.2 of the Agreement is amended by deleting subparagraph (j) and (k) and relettering subparagraph (l) as subpararaph (j).

         9. Section 7.3 of the  Agreement  is amended by deleting  subparagraphs
(d) and (e) and relettering subparagraph (f) as subparagraph (d).

         10. Sellers agree not to file a voluntary petition for bankruptcy on behalf of TW.

         11. Subject to compliance by Sellers with the terms of this Amendment No. 1, and with Sellers immediately furnishing Buyer's counsel with due diligence material requested by such counsel pursuant to letter dated October 7, 1996, as may be supplemented hereafter, Buyer agrees to postpone until December 5, 1996 the ex parte hearing originally scheduled for November 15, 1996, in the Los Angeles Superior Court. In addition, TW will, and shall cause AMG to, cooperate fully with the creditors of AMG, including without limitation, World Champion Wrestling, Inc., the Creditors Committee of AMG, and Buyer to obtain bankruptcy court approval of that certain motion entitled "Debtor's Motion for Authority to Compromise Controversies between Debtor and Tradewinds Television .
 . ." currently scheduled for December 4, 1996.

         12. The effectiveness of this Amendment No. 1 shall be subject, in Buyer's sole discretion, to the receipt by Buyer no later than November 21, 1996 of an Acknowledgment in the form of Exhibit A hereto signed by either or both of the parties indicated thereon.

         13. Nothing herein shall be deemed to waive, rescind or amend any notices heretofore provided by Buyer to Sellers pursuant to this Agreement or otherwise, including without limitation the Demand Notice dated November 5, 1996 and the further Notice dated November 7, 1996 with respect to that certain Interim Financing and Security Agreement dated September 13, 1996 and those certain Secured Promissory Notes dated September 13, 1996 and October 17, 1996 in the aggregate amount of $722,997.18; provided, however, in the event of the Closing (as defined in the Agreement), all such Notices shall be deemed withdrawn and of no further force or effect.

         14. This Amendment No. 1 shall be governed by the laws of the State of California, applicable to agreements made and to be performed entirely within such State.

         15. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, with all of which together shall constitute one in the same instrument.

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         IN WITNESS  WHEREOF,  the parties have executed this Amendment No. 1 on the date first written above.

                                     AFFINITY ENTERTAINMENT, INC.

                                     By: _____________________________
                                     Its: ____________________________



                                     TRADEWINDS TELEVISION, LLC

                                     By: _____________________________
                                     Its: ____________________________



                                     -------------------------------
                                     ROYERIC PACK, an individual

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
                                    Exhibit A
                                 Acknowledgment


         The undersigned creditors of Action Media Group, Inc. hereby acknowledge that they have reviewed the Asset Purchase Agreement dated as of October 3, 1996 and Amendment No. 1 thereto dated as of November 19, 1996 among Affinity Entertainment, Inc., a Delaware corporation ("Affinity"), Tradewinds Television, LLC, a California limited liability company, and Royeric Pack, an individual, and that they approve the form and substance of the transaction therein set forth and will take no action to object to the consummation of the transaction or assert any claims against Affinity in connection therewith or the assets acquired by Affinity pursuant to such transaction.


                                           WORLD CHAMPIONSHIP WRESTLING, INC.


                                           By: ________________________________
Dated: ________________                    Its: ________________________________


                                           The Official Creditors Committee
                                           of ACTION MEDIA GROUP, INC.

                                           HEARST ENTERTAINMENT, INC.

                                           By: ________________________________
Dated: ________________                    Its: ________________________________


                                           HALLMARK ENTERTAINMENT, INC.

                                           By: ________________________________
Dated: ________________                    Its: ________________________________


                                           BOHBOT ENTERTAINMENT & MEDIA, INC.


                                           By: ________________________________
Dated: ________________                    Its: ________________________________




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



                                           ITC DISTRIBUTION, INC.


                                           By: ________________________________
Dated: ________________                    Its: ________________________________


                                           EDUCATIONAL BROADCASTING
                                           CORPORATION dba THIRTEEN WNET


                                           By: ________________________________
Dated: ________________                    Its: ________________________________


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